[Logo of B&G Foods, Inc.]                                           Exhibit 99.1



Investor Relations:                                             Media Relations:
ICR, Inc.                                                              ICR, Inc.
Don Duffy                                                          John Flanagan
866-211-8151                                                        203-682-8222


                       B&G Foods Announces Fourth Quarter
                        and Fiscal 2004 Financial Results

Parsippany, N.J., March 2, 2005 - B&G Foods, Inc. (AMEX: BGF), a manufacturer and distributor of high quality, shelf-stable foods, today announced financial results for the thirteen weeks and fifty-two weeks ended January 1, 2005.

Financial  Results For The  Fifty-Two  Weeks Ended January 1, 2005
Net sales for the fifty-two weeks ended January 1, 2005 increased 13.5% to $372.8 million from $328.4 million for the fifty-three weeks ended January 3, 2004. Gross profit for the year ended January 1, 2005 increased 9.6% to $111.9 million from $102.2 million in the comparable period last year. In the fourth quarter of fiscal 2004, B&G Foods incurred transaction related compensation expenses of $9.9 million. As a result of these transaction related expenses, operating income decreased 4.2% to $53.6 million during fiscal 2004, from $55.9 million in fiscal 2003.

For the year ended January 1, 2005, adjusted EBITDA (see "About Non-GAAP Financial Measures" below), which excludes transaction related expenses, increased 13.3% to $70.2 million from $61.9 million, and net income available to common stockholders increased to $9.3 million in fiscal 2004 from $1.8 million in fiscal 2003. Diluted earnings per share was $1.19 for Class A common stock and $0.31 for Class B common stock in fiscal 2004.

David L. Wenner, Chief Executive Officer of B&G Foods, stated, "We are pleased with our performance in fiscal 2004. While the majority of our revenue growth in fiscal 2004 came from the Ortega acquisition that was completed in August 2003, our portfolio of other brands provided consistent performance. In addition, with the completion of our initial public offering of EISs


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and the concurrent  offerings in the fourth quarter of fiscal 2004 combined with cash flow from operations for the full fiscal year, we finished the fiscal year with over $28.5 million in cash."

Financial Results for the Thirteen Weeks Ended January 1, 2005
Net sales in the thirteen weeks ended January 1, 2005 decreased 4.8% to $96.4 million from $101.2 million in the fourteen weeks ended January 3, 2004. Gross profit for the thirteen weeks ended January 1, 2005 decreased 18.6% to $26.5 million from $32.5 million in the comparable period last year. Operating income decreased to $3.9 million during the thirteen weeks ended January 1, 2005, from $17.4 million in the fourteen weeks ended January 3, 2004. Adjusted EBITDA (see "About Non-GAAP Financial Measures" below) in the thirteen weeks ended January 1, 2005, which excludes transaction related expenses, decreased to $15.5 million from $19.2 million in the thirteen weeks ended January 3, 2004. Net income
(loss) available to common stockholders in the thirteen weeks ended January 1, 2005 increased to $5.0 million for the thirteen weeks ended January 1, 2005 from $2.3 million for the fourteen weeks ended January 3,2004. Diluted earnings per share was $1.19 for Class A common stock and $(0.02) for Class B common stock for the thirteen weeks ended January 1, 2005.

Conference Call
B&G Foods will hold a webcast and conference call at 5:00 pm ET today, March 2, 2005. The call will be webcast live over the Internet from B&G Foods' website at http://www.bgfoods.com/ under the section titled "Webcast." Participants should follow the instructions provided on the website for the download and installation of audio applications necessary to join the webcast. The call can also be accessed live over the phone by dialing (800) 819-9193 or for international callers by dialing (913) 981-4911.

A replay of the call will be available one hour after the call by dialing (888) 203-1112 or (719) 457-0820. The password is 9742111. The replay will be available from March 2, 2005 through March 9, 2005.

About Non-GAAP Financial Measures
Certain disclosures in this press release include "non-GAAP (Generally Accepted Accounting Principles) financial measures." A non-GAAP financial measure is defined as a numerical measure of our financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in our consolidated balance sheets and related consolidated statements of operations, changes in stockholders' equity and comprehensive income (loss) and cash flows. We present EBITDA (earnings before interest, net, taxes, depreciation and amortization) and adjusted EBITDA (EBITDA as adjusted for transaction related compensation expenses incurred in connection with our initial public offering, the concurrent offerings and the related transactions) because we believe they are useful indicators of our historical debt capacity and ability to service debt. We also present this discussion of EBITDA and adjusted EBITDA because covenants in the indenture governing our senior notes, our new revolving credit facility and the indenture governing our senior subordinated notes contain ratios based on these measures.


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A reconciliation of EBITDA and adjusted EBITDA with the most directly comparable
GAAP measure is included below for the thirteen weeks and the fiscal year ended January 1, 2005 along with the components of EBITDA and adjusted EBITDA.


About B&G Foods, Inc.
B&G Foods and its subsidiaries manufacture, sell and distribute a diversified portfolio of high-quality, shelf-stable foods across the United States, Canada and Puerto Rico. B&G Foods' products include Mexican-style sauces, pickles and peppers, hot sauces, wine vinegar, maple syrup, molasses, fruit spreads, pasta sauces, beans, spices, salad dressings, marinades, taco kits, salsas and taco shells. B&G Foods competes in the retail grocery, food service, specialty store, private label, club and mass merchandiser channels of distribution. Based in Parsippany, N.J., B&G Foods' products are marketed under many recognized brands, including Ac'cent, B&G, B&M, Brer Rabbit, Emeril's, Joan of Arc, Las Palmas, Maple Grove Farms of Vermont, Ortega, Polaner, Red Devil, Regina, San Del, Ac'cent Sa-Son, Trappey's, Underwood, Up Country Organics, Vermont Maid and Wright's.

Enhanced Income Securities (EISs) (TM) is a trademark owned by Royal Bank of Canada.

Forward-Looking Statements
Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods' filings with the Securities and Exchange Commission.



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

                                      B&G FOODS, INC. AND SUBSIDIARIES

                                         Consolidated Balance Sheets
                                (Dollars In Thousands, Except Per Share Data)

                                                                      January 1, 2005       January 3, 2004
                                                                      ---------------       ---------------
                             Assets
Current assets:
   Cash and cash equivalents..................................        $        28,525          $      8,092
   Trade accounts receivable, less allowance for doubtful
      accounts of $522 in 2004 and $526 in 2003, respectively.                 28,227                22,348
   Inventories................................................                 79,109                80,789
   Prepaid expenses...........................................                  2,806                 2,336
   Income tax receivable......................................                  7,006                    --
   Deferred income taxes......................................                  1,782                   115
                                                                      ---------------          ------------
      Total current assets....................................                147,455               113,680
   Property, plant and equipment, net.........................                 43,774                43,940
   Goodwill...................................................                188,629               188,629
   Trademarks.................................................                193,481               193,481
   Other assets...............................................                 22,613                10,209
                                                                      ---------------          ------------
      Total assets............................................        $       595,952          $    549,939
                                                                      ===============          ============

              Liabilities and Stockholders' Equity
Current liabilities:
   Current installments of long-term debt.....................        $            --          $      1,500
   Trade accounts payable.....................................                 25,861                19,816
   Accrued expenses...........................................                 16,082                24,819
   Dividends payable..........................................                  3,728                    --
   Due to related party.......................................                     --                   208
                                                                      ---------------          ------------
      Total current liabilities...............................                 45,671                46,343
   Long-term debt, excluding current maturities...............                405,800               367,296
   Other liabilities..........................................                    317                   347
   Deferred income taxes......................................                 51,903                42,774
                                                                      ---------------          ------------
      Total liabilities.......................................                503,691               456,760
                                                                      ---------------          ------------
Mandatorily redeemable preferred stock:
   Series C senior preferred stock, $0.01 par value per share, liquidation value of $0 in 2004 and $43,122 in 2003. Designated
      25,000 shares; issued and outstanding; zero shares in 2004 and
      25,000 shares in 2003.........................................               --                43,188
                                                                       --------------           -----------

Commitments and contingencies
Stockholders' equity:
   13% Series A cumulative preferred stock, $0.01 par value per share, liquidation value of $0 in 2004 and $46,453 in
      2003. Designated 22,000 shares; issued and outstanding
      zero shares in 2004 and 20,341 shares in 2003 ..........                     --                    --
   13% Series B cumulative preferred stock, $0.01 par value per share, liquidation value of $0 in 2004 and $22,031 in
      2003. Designated 35,000 shares; issued and outstanding
      zero shares in 2004 and 12,311 shares in 2003 ..........                     --                    --
   Class A common stock, $0.01 par value per share. Authorized
      100,000,000 shares; issued and outstanding 20,000,000
      shares in 2004 and zero shares in 2003 .................                    200                    --
   Class B common stock, $0.01 par value per share. Authorized
      25,000,000 shares in 2004 and 27,472,525 shares in 2003;
      issued and outstanding 7,556,443 shares in 2004 and
      11,593,394 shares in 2003. .............................                     76                   116
   Additional paid-in capital.................................                156,800                31,214
   Accumulated other comprehensive loss.......................                    (25)                  (74)
   (Accumulated deficit) retained earnings....................                (64,790)               18,735
                                                                      ---------------          ------------
      Total stockholders' equity..............................                 92,261                49,991
                                                                      ---------------          ------------
      Total liabilities and stockholders' equity..............        $       595,952          $    549,939
                                                                      ===============          ============

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
                              B&G FOODS, INC. AND SUBSIDIARIES

                           Consolidated Statements of Operations
                       (Dollars in thousands, except per share data)

                                           Thirteen      Fourteen
                                            weeks          weeks
                                            ended          ended          Year Ended
                                          -------------------------  ---------------------
                                           January 1,    January      January     January
                                             2005        3, 2004      1, 2005     3, 2004
                                          -------------------------  ---------------------
                                          (Unaudited)  (Unaudited)

Net sales ..........................      $ 96,401      $101,223     $372,754    $328,356
Cost of goods sold..................        69,930        68,699      260,814     226,174
                                          ------------  ----------   ----------  ----------
      Gross profit..................        26,471        32,524      111,940     102,182

Operating expenses:
    Sales, marketing and distribution
       expenses.....................        11,375        13,258       43,241      39,477
    General and administrative expenses      1,303         1,741        4,885       6,313
    Management fees--related
       party........................            11           125          386         500
    Transaction related compensation
       expenses.....................         9,859            --        9,859          --
    Environmental clean-up
       expenses.....................            --            --           --          --
                                          ------------  ----------   ----------  ----------

    Operating income................         3,923        17,400       53,569      55,892

Other expenses:
    Interest expense, net...........        24,347         7,982       48,148      31,205
                                          ------------  ----------   ----------  ----------
Income (loss) before income tax expense    (20,424)        9,418        5,421      24,687
Income tax expense (benefit)........        (7,850)        3,747        2,126       9,519
                                          ------------  ----------   ----------  ----------
    Net income (loss)...............      $(12,574)     $  5,671     $  3,295    $ 15,168
    Preferred stock accretion.......            --         3,380       11,666      13,336
    Gain on repurchase of preferred stock  (17,622)           --      (17,622)         --
                                          ------------  ----------   ----------  ----------
    Net income available to common
       stockholders.................      $  5,048      $  2,291     $  9,251    $  1,832
                                          ============  ==========   ==========  ==========

Earnings per share calculations:
  Net income (loss) available to common
    stockholders per common share:
      Basic and diluted distributed
         earnings:
        Class A common stock........      $   0.88      $     --     $   0.88    $     --
      Earnings (loss) per shares:
        Basic Class A common stock..      $   1.25      $     --     $   1.25    $     --
        Basic Class B common stock..      $  (0.02)     $   0.20     $   0.37    $   0.16
        Diluted Class A common stock      $   1.19      $     --     $   1.19    $     --
        Diluted Class B common stock      $  (0.02)     $   0.15     $   0.31    $   0.12



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

Reconciliation of EBITDA and Adjusted EBITDA to Net Cash Provided by Operating Activities
                                                   Thirteen          Fourteen
                                                  weeks ended      weeks ended              Year Ended
                                               ----------------  ---------------  ---------------------------------
                                               January 1, 2005   January 3, 2004  January 1, 2005   January 3, 2004
                                               --------------------------------------------------------------------
                                                                     (Dollars in thousands)
                                                 (Unaudited)      (Unaudited)

Net income...................................        (12,574)           5,671              3,295          15,168
Income taxes.................................         (7,850)           3,747              2,126           9,519
Interest expense, net(A).....................         24,347            7,982             48,148          31,205
Depreciation and amortization................          1,752            1,782              6,723           6,014
                                               ----------------  ---------------  ----------------  ---------------

   EBITDA(C).................................          5,675           19,182             60,292          61,906
Transaction related compensation expenses(B).          9,859               --              9,859              --
                                               ----------------  ---------------  ----------------  ---------------
   Adjusted EBITDA...........................         15,534           19,182             70,151          61,906
Income tax expense...........................          7,850           (3,747)            (2,126)         (9,519)
Interest expense, net(A).....................        (24,347)          (7,982)           (48,148)        (31,205)
Transaction related compensation expenses(B).         (9,859)              --             (9,859)             --
Deferred income taxes........................          2,928              919              7,462           4,382
Amortization of deferred financing
   and bond discount.........................            607              642              2,532           2,839
Write-off of pre-existing deferred
   debt issuance costs.......................             --               --                 --           1,831
Costs relating to the early extinguishment of
   debt(A) ..................................         13,906               --             13,906              --
Changes in assets and liabilities, net
   of effects of business combination........          8,473           10,721            (10,888)         (2,803)
                                               ----------------  ---------------  ----------------  ---------------
Net cash provided by operating activities....  $      15,092     $     19,735     $       23,030    $     27,431
                                               ================  ===============  ================  ===============

         --------------------------

         (A)  Interest  expense,  net includes $13.9 million of costs relating to the early  extinguishment  of debt incurred in connection  with our initial public  offering,  the  concurrent  offerings and the related transactions. Included in these costs are: $8.4 million for the write-off of deferred financing costs,
              $4.9 million for bond tender costs and $0.6 million for the payment of bond discount.

         (B)  Transaction related compensation  expenses,  which were incurred in connection with our initial public offering, the concurrent offerings and the related transactions,  include $6.0 million for transaction bonuses and $3.9 million for our repurchase of employee stock options.

         (C)  We define  EBITDA  as net  income  before  interest  expense,  net,  income  taxes,  depreciation  and amortization. We define adjusted EBITDA as EBITDA as adjusted for the transaction related compensation expenses incurred in connection with our initial public offering, the concurrent offerings and related transactions.  We believe  that the most  directly  comparable  GAAP  financial  measure to EBITDA and adjusted  EBITDA is net cash provided by operating  activities.  We present EBITDA and adjusted EBITDA because we believe they are useful  indicators of our historical  debt capacity and ability to service debt. We also present this discussion of EBITDA and adjusted EBITDA because covenants in our revolving credit  facility  and the  indentures  governing  the senior notes and the senior  subordinated  notes contain ratios based on these measures. EBITDA and adjusted EBITDA are not a substitutes for operating income or net income,  as determined in accordance  with  generally  accepted  accounting  principles.
              EBITDA and adjusted EBITDA are not complete net cash flow measures  because EBITDA and adjusted EBITDA are measures of liquidity that do not include reductions for cash payments for an entity's  obligation to service its debt, fund its working  capital,  capital  expenditures  and  acquisitions  and pay its income taxes and dividends and in the case of adjusted  EBITDA,  cash used to pay transaction  related bonuses and repurchase of employee stock options. Rather, EBITDA and adjusted EBITDA are two potential indicators of an entity's ability to fund these cash requirements. EBITDA and adjusted EBITDA also are not complete measures of an entity's  profitability because they do not include costs and expenses for depreciation  and  amortization,  interest  and related  expenses  and income taxes and in the case of adjusted  EBITDA,  the cost of transaction  related  bonuses and repurchase of employee stock options.
              EBITDA and adjusted EBITDA,  as we define them, may differ from similarly named measures used by other entities.


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